                                                                    EXHIBIT 99

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-B, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of October 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:                          10/1/2003
COLLECTION PERIOD ENDING:                            10/31/2003
PREV. DISTRIBUTION/CLOSE DATE:                       10/29/2003
DISTRIBUTION DATE:                                   11/12/2003
DAYS OF INTEREST FOR PERIOD:                                 14
DAYS OF COLLECTION PERIOD                                    31
MONTHS SEASONED:                                              1



                                                                              ORIGINAL
PURCHASES                  UNITS      CUT-OFF DATE     CLOSING DATE         POOL BALANCE
---------                  -----      ------------     ------------         ------------
INITIAL PURCHASE          62,342       9/30/2003        10/29/2003        1,024,700,567.30
SUB. PURCHASE #1
SUB. PURCHASE #2
                          ------       ---------        ----------        ----------------
TOTAL                     62,342                                          1,024,700,567.30


I.    ORIGINAL DEAL PARAMETERS

                                  DOLLAR AMOUNT              # OF CONTRACTS
     Original Portfolio :      $ 1,024,700,567.30               62,342


                                                                            LEGAL FINAL
     Original Securities:          DOLLAR AMOUNT           COUPON            MATURITY
         Class A-1 Notes       $   193,000,000.00         1.13000%          11/12/2004
         Class A-2 Notes           280,000,000.00         1.66000%           2/12/2007
         Class A-3 Notes           210,000,000.00         2.48000%           3/12/2008
         Class A-4 Notes           249,000,000.00         3.20000%          12/13/2010
         Class B Notes              92,700,567.30         8.00000%          12/13/2010
                               ------------------
                 Total         $ 1,024,700,567.30



II.  COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      (1)   Beginning of period Aggregate Principal Balance                                             (1)  1,024,700,567.30
                                                                                                             ----------------
      (2)   Subsequent Receivables Added                                                                (2)                --
                                                                                                             ----------------
            Monthly Principal Amounts

               (3)     Principal Portion of Scheduled Payments Received        (3) 9,945,629.11
                                                                                   ------------
               (4)     Principal Portion of Prepayments Received               (4) 7,422,744.38
                                                                                   ------------
               (5)     Principal Portion of Liquidated Receivables             (5)           --
                                                                                   ------------
               (6)     Aggregate Amount of Cram Down Losses                    (6)           --
                                                                                   ------------
               (7)     Other Receivables adjustments                           (7)           --
                                                                                   ------------
               (8)     Total Principal Distributable Amounts                                            (8)     17,368,373.49
                                                                                                             ----------------
      (9)   End of Period Aggregate Principal Balance                                                   (9)  1,007,332,193.81
                                                                                                             ================
     (10)   Pool Factor  (Line 9 / Original Pool Balance)                                              (10)          98.3050%
                                                                                                             ================


III.     COLLECTION PERIOD NOTE BALANCE CALCULATION:


                                      CLASS A-1       CLASS A-2      CLASS A-3       CLASS A-4        CLASS B           TOTAL
                                      ---------       ---------      ---------       ---------        -------           -----
    (11) Original Note Balance     $193,000,000.00  280,000,000.00  210,000,000.00  249,000,000.00  92,700,567.30  $1,024,700,567.30

    (12) Beginning of period
         Note Balance               193,000,000.00  280,000,000.00  210,000,000.00  249,000,000.00  92,700,567.30   1,024,700,567.30

    (13) Noteholders' Principal
         Distributable Amount       17,368,373.49               --              --              --             --      17,368,373.49
    (14) Class A Noteholders'
         Accelerated Principal
         Amount                     11,415,329.47               --              --              --                     11,415,329.47
    (15) Class A Noteholders'
         Principal Carryover
         Amount                                --               --              --              --                                --
    (16) Policy Claim Amount                   --               --              --              --                                --

    (17) End of period Note
         Balance                   164,216,297.04   280,000,000.00  210,000,000.00  249,000,000.00  92,700,567.30    995,916,864.34

    (18) Note Pool Factors
        (Line 17 / Line 11)               85.0862%        100.0000%       100.0000%       100.0000%      100.0000%          97.1910%

    (19) Class A Noteholders'
         Ending Note Balance       903,216,297.04

    (20) Class B Noteholders'
         Ending Note Balance        92,700,567.30

    (21) Class A Noteholders'
         Beginning Note Balance    932,000,000.00

    (22) Class B Noteholders'
         Beginning Note Balance     92,700,567.30

    (23) Total Noteholders
         Principal Distribution
         for Collection Period      28,783,702.96

    (24) Total Noteholders
         Interest Distribution
         for Collection Period         996,258.86

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                       SCHEDULE B - SERVICER'S CERTIFICATE

IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

(25) Total Monthly Principal Collection Amounts                                                                   (25) 17,368,373.49
                                                                                                                       -------------
(26) Required Pro Forma Class A Note Balance (87% x Line 9)                                  (26) 876,379,008.61
                                                                                                  --------------
(27) Pro Forma Class A Note Balance (Line 21 - Line 8)                                       (27) 914,631,626.51
                                                                                                  --------------
(28) Step-Down Amount (Max of 0 or (Line 26 - Line 27))                                      (28)             --                  --
                                                                                                  --------------       -------------
(29) Principal Distribution Amount (Line 25 - Line 28)                                                            (29) 17,368,373.49
                                                                                                                       =============


V.   RECONCILIATION OF COLLECTION ACCOUNT:

     AVAILABLE FUNDS

     (30)      Interest Collections                                                          (30)  13,896,542.68
                                                                                                  --------------
     (31)      Repurchased Loan Proceeds Related to Interest                                 (31)             --
                                                                                                  --------------
     (32)      Principal Collections                                                         (32)   9,945,629.11
                                                                                                  --------------
     (33)      Prepayments in Full                                                           (33)   7,422,744.38
                                                                                                  --------------
     (34)      Prepayments in Full Due to Administrative Repurchases                         (34)             --
                                                                                                  --------------
     (35)      Repurchased Loan Proceeds Related to Principal                                (35)             --
                                                                                                  --------------
     (36)      Collection of Supplemental Servicing - Extension
               and Late Fees                                                                 (36)     189,705.79
                                                                                                  --------------
     (37)      Collection of Supplemental Servicing - Repo
               and Recovery Fees Advanced                                                    (37)             --
                                                                                                  --------------
     (38)      Liquidation Proceeds                                                          (38)             --
                                                                                                  --------------
     (39)      Recoveries from Prior Month Charge-Offs                                       (39)             --
                                                                                                  --------------
     (40)      Investment Earnings - Collection Account                                      (40)       2,057.93
                                                                                                  --------------
     (41)      Investment Earnings - Spread Account                                          (41)       2,312.99
                                                                                                  --------------
     (42)      Total Available Funds                                                                              (42) 31,458,992.88
                                                                                                                       -------------

     DISTRIBUTIONS:

     (43)      Base Servicing Fee - to Servicer                                              (43)   1,921,313.56
                                                                                                  --------------
     (44)      Supplemental Servicing Fee - to Servicer                                      (44)     195,156.48
                                                                                                  --------------
     (45)      Indenture Trustee Fees                                                        (45)         250.00
                                                                                                  --------------
     (46)      Owner Trustee Fees                                                            (46)             --
                                                                                                  --------------
     (47)      Backup Servicer Fees                                                          (47)             --
                                                                                                  --------------


NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                         BEGINNING   INTEREST   INTEREST                       CALCULATED
              CLASS     NOTE BALANCE CARRYOVER    RATE    DAYS   DAYS BASIS     INTEREST
              -----     ------------ ---------    ----    ----   ----------     --------
     (48)    Class A-1  193,000,000.00  --      1.13000%   14   Act.Days/360    84,812.78    (48)    84,812.78
     (49)    Class A-2  280,000,000.00  --      1.66000%   13     30/360       167,844.44    (49)   167,844.44
     (50)    Class A-3  210,000,000.00  --      2.48000%   13     30/360       188,066.67    (50)   188,066.67
     (51)    Class A-4  249,000,000.00  --      3.20000%   13     30/360       287,733.33    (51)   287,733.33
     (52)    Class B     92,700,567.30  --      8.00000%   13     30/360       267,801.64    (52)   267,801.64

NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                     PRINCIPAL    PRINCIPAL   EXCESS       MANDATORY             TOTAL
            CLASS   DISTRIBUTION  CARRYOVER  PRIN. DUE  NOTE PREPAYMENT        PRINCIPAL
            -----   ------------  ---------  ---------  ---------------        ---------
     (53) Class A-1 17,368,373.49     --         --           --        --   17,368,373.49   (53)   17,368,373.49
                                                                                                  ---------------
     (54) Class A-2            --     --         --           --        --              --   (54)              --
                                                                                                  ---------------
     (55) Class A-3            --     --         --           --        --              --   (55)              --
                                                                                                  ---------------
     (56) Class A-4            --     --         --           --        --              --   (56)              --
                                                                                                  ---------------
     (57) Class B              --     --         --           --        --              --   (57)              --
                                                                                                  ---------------

     (58)      Insurer Premiums - to MBIA                                                    (58)       83,362.22
                                                                                                  ---------------
     (59)      Total Distributions                                                                                (59) 20,564,714.61
                                                                                                                       -------------
(60) Excess Available Funds (or Premium Claim Amount)                                                             (60) 10,894,278.27
                                                                                                                       -------------
(61) Deposit to Spread Account to Increase to Required Level                                                      (61)            --
                                                                                                                       -------------
(62) Amount available for Noteholders' Accelerated Principle Amount                                               (62) 10,894,278.27
                                                                                                                       -------------
(63) Amount available for Deposit into the Note Distribution Account                                              (63)            --
                                                                                                                       -------------

VI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

(64) Excess Available Funds After Amount to Increase Spread to Required Level
     (Line 60 - Line 61)                                                                     (64)   10,894,278.27
                                                                                                  ---------------
(65) Spread Account Balance in Excess of Required Spread Balance                             (65)      521,051.21
                                                                                                  ---------------
(66) Total Excess Funds Available                                                            (66)   11,415,329.47
                                                                                                  ---------------
(67) Pro Forma Class A Note Balance (Line 21 - Line 8)                                       (67)  914,631,626.51
                                                                                                  ---------------
(68) Required Pro Forma Class A Note Balance (87% x Line 9)                                  (68)  876,379,008.61
                                                                                                  ---------------
(69) Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)                   (69)   38,252,617.90
                                                                                                  ---------------
(70) Lesser of (Line 68) or (Line 69)                                                        (70)   38,252,617.90
                                                                                                  ---------------
(71) Accelerated Principal Amount (Lesser of Line 66 or 70)                                                       (71) 11,415,329.47
                                                                                                                       -------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS



VII.       RECONCILIATION OF SPREAD ACCOUNT:                        INITIAL DEPOSIT                                     TOTAL
----       ---------------------------------                        ---------------                                     -----
(72)       INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS             30,741,017.02                                   30,741,017.02
           ---------------------------------------------             -------------           ----------------        -------------
(73)       BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE
           ADDITIONS TO SPREAD ACCOUNT                                                                          (73) 30,741,017.02
                                                                                                                     -------------

      (74) Deposit from Collection Account (Line 61)                                    (74)               --
                                                                                             ----------------
      (75) Investments Earnings                                                         (75)         2,312.99
                                                                                             ----------------
      (76) Deposits Related to Subsequent Receivables Purchases                         (76)               --
                                                                                             ----------------
      (77) Total Additions                                                                                      (77)      2,312.99
                                                                                                                     -------------

            SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS
            AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                               (78) 30,743,330.01
                                                                                                                     -------------
      (79) 3% of the Ending Pool Balance (3% x Line 9)                                  (79)    30,219,965.81
                                                                                             ----------------
      (80) Floor Amount (2.0% of Original Pool Balance)              20,494,011.95      (80)               --
                                                                     -------------           ----------------
      (81) If a Spread Cap Event exists then 6% of the
           Ending Pool Balance                                                  --      (81)               --
                                                                     -------------           ----------------
      (82) If a Trigger Event exists then an unlimited amount as
           determined by the Controlling Party                                          (82)               --
                                                                                             ----------------
      (83) Spread Account Requirement                                                                           (83) 30,219,965.81
                                                                                                                     -------------

           WITHDRAWALS FROM SPREAD ACCOUNT

      (84) Withdrawal pursuant to Section 5.1(b) (Transfer
           Investment Earnings to the Collection Account)                               (84)         2,312.99
                                                                                             ----------------
      (85) Withdrawal pursuant to Section 5.7(Spread Account
           Draw Amount)                                                                 (85)               --
                                                                                             ----------------
      (86) Withdrawal pursuant to Section 5.7(b)(x) (Unpaid amounts
           owed to the Insurer)                                                         (86)               --
                                                                                             ----------------
      (87) Withdrawal pursuant to Section 5.7(b)(xiii) (Other unpaid
           amounts owed to the Insurer)                                                 (87)               --
                                                                                             ----------------
      (88) Withdrawal pursuant to Section 5.7(b)(xiv)
           (Note Distribution Account - Class A Noteholders'
           Accelerated Principal Amount)                                                (88)       521,051.21
                                                                                             ----------------
      (89) Withdrawal pursuant to Section 5.7(b)(xv) (Note
           Distribution Account - Class B Noteholders' Principal)                       (89)               --
                                                                                             ----------------

      (90) Total Withdrawals                                                            (90)       523,364.20
                                                                                             ----------------
                                                                                                                (91)    523,364.20
                                                                                                                     -------------
           END OF PERIOD SPREAD ACCOUNT BALANCE                                                                 (92) 30,219,965.81
                                                                                                                     -------------
VIII.  CALCULATION OF OC LEVEL AND OC PERCENTAGE

       (93)  Aggregate Principal Balance                                                (93) 1,007,332,193.81
                                                                                             ----------------
       (94)  End of Period Class A Note Balance                                         (94)   903,216,297.04
                                                                                             ----------------
       (95)  Line 93 less Line 94                                                       (95)   104,115,896.77
                                                                                             ----------------
       (96)  OC Level (Line 95 / Line 93)                                               (96)            10.34%
                                                                                             ----------------
       (97)  Ending Spread Balance as of a percentage of
             Aggregate Principal Balance (Line 92 / Line 93)                            (97)             3.00%
       (98)  OC Percentage (Line 96 + Line 97)                                                                  (98)         13.34%
                                                                                                                     -------------
IX.    AMOUNTS DUE TO CERTIFICATEHOLDER

       (99)        Beginning of Period Class B Noteholder Balance                                               (99) 92,700,567.30
      (100)        Funds Available to the Class B Noteholder                                                   (100)            --
      (101)        Remaining Balance to the Certificateholder                                                  (101)            --

For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:          (S)/Mike Wilhelms
             --------------------------------
Name:        Mike Wilhelms
             --------------------------------
Title:       Sr. VP & Chief Financial Officer
             --------------------------------
Date:        5-Nov-2003
             --------------------------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-B, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Depositor, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of October 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:                  10/01/2003
COLLECTION PERIOD ENDING:                     10/31/2003
PREV. DISTRIBUTION/CLOSE DATE:                10/29/2003
DISTRIBUTION DATE:                            11/12/2003
DAYS OF INTEREST FOR PERIOD:                          14
DAYS IN COLLECTION PERIOD:                            31
MONTHS SEASONED:                                       1


Original Pool Balance                                       $ 1,024,700,567.30

Beginning of Period Pool Balance                              1,024,700,567.30
Principal Reduction during preceding Collection Period           17,368,373.49
End of Period Pool Balance                                  $ 1,007,332,193.81



I.  COLLECTION PERIOD NOTE
    BALANCE CALCULATION:        CLASS A-1          CLASS A-2        CLASS A-3        CLASS A-4        CLASS B           TOTAL
    --------------------        ---------          ---------        ---------        ---------        -------           -----
     (1) Original Note
         Balance           (1)$193,000,000.00  $280,000,000.00  $210,000,000.00  $249,000,000.00  $92,700,567.30  $1,024,700,567.30

     (2) Beginning of
         Period Note
         Balance           (2) 193,000,000.00   280,000,000.00   210,000,000.00   249,000,000.00   92,700,567.30   1,024,700,567.30

     (3) Note Principal
         Payments          (3)  28,783,702.96             0.00             0.00             0.00            0.00      28,783,702.96

     (4) Preliminary End
         of period Note
         Balance           (4) 164,216,297.04   280,000,000.00   210,000,000.00   249,000,000.00   92,700,567.30     995,916,864.34

     (5) Policy Claim
         Amount            (5)           0.00             0.00             0.00             0.00            0.00               0.00

     (6) End of period
         Note Balance      (6) 164,216,297.04   280,000,000.00   210,000,000.00   249,000,000.00   92,700,567.30     995,916,864.34

     (7) Note Pool Factors
         (6) / (1)         (7)     85.0861643%     100.0000000%     100.0000000%     100.0000000%    100.0000000%        97.1910133%

II.  NOTE INTEREST DISTRIBUTION AND
     CARRYOVER AMOUNT                       CLASS A-1        CLASS A-2    CLASS A-3      CLASS A-4        CLASS B        TOTAL
     ----------------                       ---------        ---------    ---------      ---------        -------        -----
      (8) Note Interest Payments          (8) 84,812.78      167,844.44   188,066.67     287,733.33      267,801.64    996,258.86
      (9) Interest Carryover Amount       (9)      0.00            0.00         0.00           0.00            0.00          0.00


III.  DISTRIBUTION PER $1,000
      OF ORIGINAL BALANCE                   CLASS A-1      CLASS A-2    CLASS A-3     CLASS A-4       CLASS B        TOTAL
      -------------------                   ---------      ---------    ---------     ---------       -------        -----
     (10)  Principal Distribution         (10)  149.14         0.00         0.00          0.00          0.00        149.14
     (11)  Interest Distribution          (11)    0.44         0.60         0.90          1.16          2.89          5.98
                                                ------         ----         ----          ----          ----        ------
     (12)  Total Distribution
           (10) + (11)                    (12)  149.58         0.60         0.90          1.16          2.89        155.12

IV.  SERVICING FEE PAID TO THE SERVICER

     (13)  Base Servicing Fee Paid for the Prior Collection Period                           $ 1,921,313.56
     (14)  Supplemental Servicing Fee Paid for the Prior Collection Period                       195,156.48
                                                                                             --------------
     (15)  Total Fees Paid to the Servicer                                                   $ 2,116,470.04

V.   COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:


                                                                                               CUMULATIVE          MONTHLY
                                                                                               ----------  -----   -------
     (16)  Original Number of Receivables                                                   (16)  62,342
     (17)  Beginning of period number of Receivables                                        (17)  62,342            62,342
     (18)  Number of Subsequent Receivables Purchased                                       (18)       0                 0
     (19)  Number of Receivables becoming Liquidated Receivables during period              (19)       0                 0
     (20)  Number of Receivables becoming Purchased Receivables during period               (20)       0                 0
     (21)  Number of Receivables paid off during period                                     (21)     454               454
                                                                                                  ------   -----    ------
     (22)  End of period number of Receivables                                              (22)  61,888            61,888
                                                                                                  ------   -----    ------

VI.  STATISTICAL DATA:  (CURRENT AND HISTORICAL)

                                                                                                 ORIGINAL    PREV. MONTH   CURRENT
                                                                                                 --------    -----------   -------
     (23)  Weighted Average APR of the Receivables                                          (23)     16.35%     0.00%        16.35%
     (24)  Weighted Average Remaining Term of the Receivables                               (24)      62.8        --          61.6
     (25)  Weighted Average Original Term of Receivables                                    (25)      67.0        --          67.0
     (26)  Average Receivable Balance                                                       (26)   $16,437     $   0       $16,277
     (27)  Aggregate Realized Losses                                                        (27)   $     0     $   0       $     0

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-B
                       Class A-1 1.13% Asset Backed Notes
                       Class A-2 1.66% Asset Backed Notes
                       Class A-3 2.48% Asset Backed Notes
                       Class A-4 3.20% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS


VII. DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

            Receivables with Scheduled Payment delinquent                          UNITS           DOLLARS          PERCENTAGE
            ---------------------------------------------                          -----           -------          ----------
     (28)        31-60 days                                                     (28) 1,242        $19,477,691         1.93%
     (29)        61-90 days                                                     (29)    19            329,329         0.03%
     (30)        over 90 days                                                   (30)     2             33,487         0.00%
     (31)        Receivables with Scheduled Payment delinquent
                 more than 30 days at end of period                             (31) 1,263        $19,840,507         1.97%

VIII.  NET LOSS RATE: (PRECEDING COLLECTION PERIOD)


     (32)  Total Net Liquidation Losses for the preceding Collection Period                                   (32)              --
     (33)  Beginning of Period Pool Balance                                                                   (33) 1,024,700,567.30
     (34)  Net Loss Rate                                                                                      (34)            0.00%

IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

     (35)  Aggregate Principal Balance of Receivables extended during the
           preceding collection period                                                                        (35)     2,100,262.22
     (36)  Beginning of Period Pool Balance                                                                   (36) 1,024,700,567.30
     (37)  Monthly Extension Rate                                                                             (37)             0.20%

X.    PERFORMANCE TESTS:

        ROLLING AVERAGE DELINQUENCY RATE

        (38)  Delinquency Rate in Preceding Collection Period                      (38)              0.04%
                                                                                        -----------------
        (39)  Delinquency Rate in Second Preceding Collection Period               (39)              0.00%
                                                                                        -----------------
        (40)  Delinquency Rate in Third Preceding Collection Period                (40)              0.00%
                                                                                        -----------------

        (41)  Rolling Average Delinquency Rate ((38) +(39) +(40)) / 3                                         (41)             0.04%
                                                                                                                   ----------------
        (42)  Rolling Average Delinquency Rate Trigger Level for the Preceding
              Collection Period                                                                               (42)             4.50%
                                                                                                                   ----------------
        (43)  Preceding Collection Period Rolling Average Delinquency Rate
              Compliance                                                                                      (43)             PASS
                                                                                                                   ----------------
        CUMULATIVE NET LOSS RATIO


        (44)  Cumulative Net Losses incurred prior to the Preceding Collection
              Period                                                               (44) $              --
                                                                                        -----------------
        (45)  Net Loss incurred in Preceding Collection Period                     (45)                --
                                                                                        -----------------
        (46)  Cumulative Net Losses                                                (46)                --
                                                                                        -----------------
        (47)  Original Pool Balance                                                (47) $1,024,700,567.30
                                                                                        -----------------

        (48)  Cumulative Net Loss Ratio ((46) / (47))                                                         (48)             0.00%
                                                                                                                   ----------------
        (49)  Cumulative Net Loss Rate Trigger Level for the Preceding
              Collection Period                                                                               (49)             0.50%
                                                                                                                   ----------------
        (50)  Preceding Collection Period Cumulative Net Loss Rate Compliance                                 (50)             PASS
                                                                                                                   ----------------

        AVERAGE MONTHLY EXTENSION RATE

        (51)   Principal Balance of Receivables extended during preceding
               Collection Period                                                   (51)              0.20%
                                                                                        -----------------
        (52)   Principal Balance of Receivables extended during the Second
               Preceding Collection Period                                         (52)              0.00%
                                                                                        -----------------
        (53)   Principal Balance of Receivables extended during the Third
               Preceding Collection Period                                         (53)              0.00%
                                                                                        -----------------

        (54)   Average Monthly Extension Rate ((51) +(52) +(53)) / 3                                          (54)             0.20%
                                                                                                                   ----------------
        (55)   Average Monthly Extension Rate Compliance (Extension Rate
               Maximum = 4%)                                                                                  (55)             PASS
                                                                                                                   ----------------


For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:          (S)/Mike Wilhelms
             --------------------------------
Name:        Mike Wilhelms
             --------------------------------
Title:       Sr. VP & Chief Financial Officer
             --------------------------------
Date:        5-Nov-2003
             --------------------------------

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